UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 13, 2018

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 L Street NW, Suite 650, Washington, D.C.		20037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

On September 13, 2018, Easterly Government Properties, Inc. (the “Company”), through wholly-owned subsidiaries of its operating partnership, Easterly Government Properties LP (the “Operating Partnership”), completed the acquisition of eight of the properties in the Company’s previously announced acquisition of a portfolio of 14 properties from affiliates of Saban Real Estate LLC, an unaffiliated third party, pursuant to a purchase and sale agreement entered into on June 15, 2018 (collectively, these 14 properties are referred to herein as the “portfolio properties”). The acquisition of these eight properties was originally reported on a Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 19, 2018 (the “Original Report”). This amendment to the Original Report is being filed to provide the historical financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the Original Report as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.  This Current Report on Form 8-K/A should be read in conjunction with the Original Report.

On October 22, 2018, the Company filed a Current Report Form 8-K (the “Second Report”) disclosing the acquisition by subsidiaries of the Operating Partnership of three of the remaining six portfolio properties on October 16, 2018. The financial information required by Item 9.01(a) and (b) of Form 8-K for these three portfolio properties is not reflected in the financial information contained in Exhibits 99.1 and 99.2 but will be filed by amendment to the Second Report no later than 71 days following the date that the Second Report was required to be filed.

The Company expects to acquire the remaining three portfolio properties subject to the satisfaction of customary closing conditions. There can be no assurance that the remaining three portfolio properties will be acquired or, if they are, what the exact timing of the purchase will be.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The following financial statements for the Acquired Properties are attached hereto as Exhibit 99.1 and incorporated by reference herein:
Independent Auditor's Report
Acquired Properties – Combined Statements of Revenues and Certain Expenses for the Period Ended September 12, 2018 (unaudited) and the Year Ended December 31, 2017
Notes to the Combined Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.
The following pro forma financial information for the Company are attached hereto as Exhibit 99.2 and incorporated by reference herein:
Unaudited Pro Forma Consolidated Financial Statements
Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2018
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017
Notes to the Unaudited Pro Forma Consolidated Financial Statements

(d)	Exhibits.

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers

99.1	Financial Statements of the Acquired Properties

99.2	Unaudited Pro Forma Consolidated Financial Statements of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: November 29, 2018

3